UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 17, 2018

Floor & Decor Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-38070	27-3730271
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

2233 Lake Park Drive
Smyrna, GA	30080
(Address of principal executive offices)	(Zip Code)

(404) 471-1634

(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

Annual Meeting of Stockholders

On May 17, 2018, Floor & Decor Holdings, Inc. (the “Company”) held its annual meeting of stockholders (the “Annual Meeting”) at the Omni Hotel at The Battery Atlanta, Glavine Conference Room, Level 2, 2625 Circle 75 Parkway SE, Atlanta, GA 30339. The issued and outstanding shares of stock of the Company entitled to vote at the Annual Meeting consisted of the 96,070,681 shares of Class A common stock outstanding on the record date, March 21, 2018. At the Annual Meeting, the Company’s stockholders voted on the following proposals and the Company’s inspector of election certified the vote tabulations indicated below.

Proposal 1

The nominees listed below were elected as Class I directors of the Company to serve for three-year terms expiring at the 2021 Annual Meeting of Stockholders once their respective successors have been duly elected and qualified or until their earlier resignation or removal, based on the following votes:

	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
Norman H. Axelrod	82,174,024	6,023,863	14,926	6,153,070
Brad J. Brutocao	80,498,757	7,699,044	15,012	6,153,070
Richard L. Sullivan	83,968,915	3,621,437	622,461	6,153,070
Felicia D. Thornton	83,013,181	5,184,888	14,744	6,153,070

Proposal 2

The proposal to ratify the appointment of Ernst and Young LLP as the Company’s independent auditors for the Company’s 2018 fiscal year was approved based on the following votes:

FOR	AGAINST	ABSTAIN
94,265,724	45,894	54,265

Proposal 3

The proposal to approve the Floor & Decor Holdings, Inc. Employee Stock Purchase Plan was approved based on the following votes:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
86,766,099	1,421,163	25,551	6,153,070

Proposal 4

The stockholders recommended, by non-binding vote, a frequency of 1 Year for the frequency of future advisory votes on executive compensation, based on the following votes:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
87,662,654	533,890	16,269	6,153,070

Proposal 5

The stockholders approved a 1 Year frequency of future advisory votes on the compensation of the Company’s named executive officers, on a non-binding advisory basis, based on the following votes:

1 YEAR	2 YEARS	3 YEARS	ABSTAIN	BROKER NON-VOTES
86,966,395	48,491	1,160,924	37,003	6,153,070

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FLOOR & DECOR HOLDINGS, INC.

Date: May 18, 2018	By:	/s/ David V. Christopherson

	Name:	David V. Christopherson

	Title:	Executive Vice President, Secretary and General Counsel